Acquisitions (Schedule of Funded Purchase Price with Cash Available from Operations) (Detail) (USD $) In Thousands, unless otherwise specified	Aug. 31, 2009 Keymail Marketing Ltd.	Mar. 31, 2010 CoTweet, Inc.	Aug. 31, 2010 mPath Global Pty Ltd.	Aug. 31, 2011 Frontier Technologia, Ltda.
Business Acquisition [Line Items]
Cash consideration, net of cash acquired	$ 973	$ 5,117	$ 1,150	$ 2,710
Escrow payable				806
Accounts payable settlement	413		400	104
Equity consideration		8,224		402
Estimated fair value of contingent consideration	223	2,500	420	1,408
Total purchase price	$ 1,609	$ 15,841	$ 1,970	$ 5,430